SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 1, 1999

                            DIVA ENTERTAINMENT, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                           0-23506              33-0601498
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      State or other                     (Commission           (IRS Employer
Jurisdiction of Incorporation)           File Number)        Identification No.)


180 Varick Street, 13th Floor, New York, New York                   10014
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    (Address of principal executive offices)                     (Zip Code)


        Registrant's telephone number, including area code (212) 807-6994


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Item 4.           CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Effective June 1, 1999, the Registrant engaged Marcum & Kliegman LLP as its independent public accountants to audit the Registrant's financial statements. The Registrant's financial statements for March 31, 1997, 1998 and 1999 were unaudited pursuant to the exemption provided by Rule 3-11 of Regulation S-X.

Item 8.           CHANGE IN FISCAL YEAR.

         Effective June 1, 1999, the Registrant's Board of Directors determined to change the Registrant's fiscal year end to June 30th. A report on Form 10-KSB for the year ended June 30, 1999 will be filed to cover the transition period.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DIVA ENTERTAINMENT, INC.

Date:  September 27, 1999                By: /s/ PETER C. ZACHARIOU
                                            -------------------------------
                                              Peter C. Zachariou, President


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